Execution Copy

FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into effective as of May 8, 2008, among ENSERCO ENERGY INC., a South Dakota corporation (the “Borrower”), FORTIS CAPITAL CORP. (“Fortis”), a Connecticut corporation, as a Bank, an Issuing Bank and as Administrative Agent, Documentation Agent and Collateral Agent for the Banks (in such capacity, the “Agent”), BNP PARIBAS ("BNP Paribas”), a bank organized under the laws of France, as an Issuing Bank and a Bank, U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”), a national banking association, as a Bank, SOCIETE GENERALE, a bank organized under the laws of France, as a Bank (“SocGen”), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, successor by merger to UFJ BANK LIMITED, NEW YORK BRANCH (“BTMU”), a bank organized under the laws of Japan, acting through its New York Branch, as a Bank, and each other financial institution which may become a party hereto (collectively, the “Banks”).

WHEREAS, the Borrower, Agent and the Banks entered into that certain Second Amended and Restated Credit Agreement, dated to be effective as of June 1, 2006, (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented, or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Banks extend the Uncommitted Line for one year and the Banks are willing to do so subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.         Defined Terms. All capitalized terms used but not otherwise defined in this Amendment shall have the meaning ascribed to them in the Credit Agreement. Unless otherwise specified, all section references herein refer to sections of the Credit Agreement.

2.         Amendments to Credit Agreement. The Credit Agreement is hereby amended commencing on the Effective Date (as hereinafter defined) as follows:

(a)       Definition of Expiration Date. Clause (a) of the definition of “Expiration Date” is amended to read as follows:

“(a)	May 8, 2009; or”

(b)       Definition of Maturity Date. The definition of “Maturity Date” is revised to read as follows:

“‘Maturity Date’ means May 7, 2010.”

3.         Effectiveness of Amendment. This Amendment shall be effective as of May 8, 2008 (the “Effective Date”) when the Agent receives an executed copy of this Amendment.

4.	Ratifications, Representations and Warranties.

(a)       The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and the Banks agree that the Credit Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms.

(b)       To induce the Banks to enter into this Amendment, the Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on the even date herewith, and further represents and warrants (i) that there has occurred since the date of the last financial statements delivered to the Banks no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect, (ii) that no Event of Default exists on the date hereof, and (iii) that the Borrower is fully authorized to enter into this Amendment. THE BORROWER ACKNOWLEDGES THAT THE CREDIT AGREEMENT PROVIDES FOR A CREDIT FACILITY THAT IS COMPLETELY DISCRETIONARY ON THE PART OF THE BANKS AND THAT THE BANKS HAVE ABSOLUTELY NO DUTY OR OBLIGATION TO ADVANCE ANY REVOLVING LOAN OR TO ISSUE ANY LETTER OF CREDIT. THE BORROWER REPRESENTS AND WARRANTS TO THE BANKS THAT THE BORROWER IS AWARE OF THE RISKS ASSOCIATED WITH CONDUCTING BUSINESS UTILIZING AN UNCOMMITTED FACILITY.

5.         Benefits. This Amendment shall be binding upon and inure to the benefit of the Banks and the Borrower, and their respective successors and assigns; provided, however, that Borrower may not, without the prior written consent of the Banks, assign any rights, powers, duties or obligations under this Amendment, the Credit Agreement or any of the other Loan Documents.

6.         Governing Law. THIS AMEDMENT IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW RULES OF THAT STATE.

7.         Invalid Provisions. If any provision of this Amendment is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

8.         Entire Agreement. THIS CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE

CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

9.         Reference to Credit Agreement. The Credit Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

10.       Counterparts. This Amendment may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ENSERCO ENERGY INC.,

a South Dakota corporation

By:	/s/ David R. Emery David R. Emery Chairman and Chief Executive Officer

350 Indiana Street, Suite 400

Golden, Colorado 80401

Attention: Tori Campbell

Telephone: (303) 568-3262

Facsimile: (303) 568-3250

FORTIS CAPITAL CORP.,

as Agent

By:	/s/ Chad Clark Name: Chad Clark Title: Director

By:	/s/ Irene C. Rummel Name: Irene C. Rummel Title: Director

15455 North Dallas Parkway

Suite 1400

Addison, TX 75001

Attention: Irene C. Rummel

Telephone: (214) 953-9313

Facsimile: (214) 969-9332

FORTIS CAPITAL CORP.,

as a Bank and an Issuing Bank

By:	/s/ Chad Clark Name: Chad Clark Title: Director

By:	/s/ Irene C. Rummel Name: Irene C. Rummel Title: Director

15455 North Dallas Parkway

Addison, TX 75001

Attention: Irene C. Rummel

Telephone: (214) 953-9313

Facsimile: (214) 969-9332

BNP PARIBAS,

as an Issuing Bank and a Bank

By:	/s/ Keith Cox Name: Keith Cox Title: Managing Director

By:	/s/ Jordan Nenoff Name: Jordan Nenoff Title: Director

787 Seventh Avenue

New York, NY 10019

Attention: Keith Cox

Phone: (212) 841-2575

Fax: (212) 841-2536

U.S. BANK NATIONAL ASSOCIATION,

as a Bank

By:	/s/ Heather A. Han Name: Heather A. Han Title: Assistant Vice President

918 17th Street

DNCOBB3E

Denver, CO 80202

Attn:	Monte Deckerd Phone: (303) 585-4212 Fax: (303) 585-4362

SOCIETE GENERALE,

as a Bank

By:	/s/ Barbara Paulsen Name: Barbara Paulsen Title: Managing Director

1221 Avenue of the Americas

New York, NY 10020

Attn: Barbara Paulsen

Phone: (212) 278-6496

Fax: (212) 278-7953

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,

as a Bank

By:	/s/ Chan K. Park Name: Chan K. Park Title: SVP & Manager

1251 Avenue of the Americas

New York, NY 10020-1104

Attention:	Commodities & Structured Trade Finance Group – Chan Park Phone: (212) 782-5512 Fax: (212) 782-5871